SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 25, 2011

RGC RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia		24016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On July 25, 2011, the Board of Directors of RGC Resources, Inc. declared a two for one stock split effected in the form of a 100% share dividend upon the issued and outstanding common stock whereby shareholders will receive one share of common stock for each share held by such holder. The stock dividend is payable on September 1, 2011 to shareholders of record on August 15, 2011. A copy of the press release announcing the declaration is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

99.1	Press Release dated July 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: July 27, 2011	By:	/s/ Howard T. Lyon

Howard T. Lyon
Vice President, Treasurer and CFO